UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-0499007
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

N/A

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following disclosure is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition, of Form 8-K. On January 26, 2005, Catalina Marketing Corporation issued a press release announcing its financial results for its third quarter and nine months ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is being furnished, and not filed or incorporated by reference into any other statement or report of the Company, under Item 2.02 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits        99.1 – Press Release dated January 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

January 26, 2005	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Robert D. Woltil
Robert. D. Woltil
Interim Chief Financial Officer
(Authorized officer of Registrant and principal
financial officer)

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated January 26, 2005